UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 17, 2002

QUOVADX, INC.

(Formerly XCare.net, Inc.)
(Exact name of registrant as specified in its charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 S. Fiddler’s Green Circle, Suite 1000, Englewood CO 80111
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 488-2019

ITEM 5. OTHER EVENTS.

On December 17, 2002, Quovadx, Inc. issued a press release announcing that the Board of Directors appointed Mr. Charles Roesslein to fill a vacancy on the Board and announcing that Mr. Robert Murrie had resigned from the Board effective December 11, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 17th day of December 2002.

QUOVADX, INC.

By:	/s/ Linda K. Wackwitz Linda K. Wackwitz, Assistant Secretary